UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2007.

MGANUS INTERNATIONAL RESOURCES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-74992 (Commission File Number)	98-0351859 (IRS Employer Identification No.)

101 Convention Center Drive, 7th Floor Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

Registrant's telephone number, including area code (888) 888-1494

NA (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUE LISTING RULE OR STANDARD

Magnus International Resources Inc. (the “Company”) (NASD OTC-BB: ‘MGNU’) received an OTCBB Ineligibility Notification from the Financial Industry Regulatory Authority (“FINRA”) on November 14, 2007.  The Notification states that, pursuant to NASD Rule 6530(c), the Company’s securities will be removed from quotation on the OTCBB for a period of one year at the open of business of November 26, 2007 because the Company has been delinquent in its reporting obligations three times in the past 24 months.

The Company has requested a hearing to appeal FINRA’s determination.  A date for the hearing has not yet been set.  The Company’s securities will continue to be quoted on the OTCBB pending the hearing and FINRA’s decision.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 19, 2007

                                                                        MAGNUS INTERNATIONAL RESOURCE INC.

                                                                        By:/s/ Graham Taylor
                                                                        Name:  Graham Taylor
                                                                        Title:     President and a Director